                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                      December 18, 1998 (December 18, 1998)



                               Schlotzsky's, Inc.
                               ------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    Texas                         0-27008                       74-2654208
    -----                         -------                       ----------
(STATE OR OTHER               (COMMISSION FILE                (IRS EMPLOYER
 JURISDICTION OF                  NUMBER)                   IDENTIFICATION NO.)
 INCORPORATION)



                               203 Colorado Street
                               Austin, Texas 78701
                               -------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               Registrant's telephone number, including area code:
                                 (512) 236-3600


                                        1

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ITEM 5.  OTHER EVENTS.

         On December 18, 1998, Schlotzsky's, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1, which news release is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

EXHIBIT NUMBER                       DESCRIPTION
--------------                       -----------
3.1      Amended and Restated Bylaws (filed herewith)

4.1      Rights Agreement by and between Schlotzsky's, Inc. and Harris Trust and
         Savings Bank dated December 18, 1998 (incorporated by reference from the Company's Form 8-A filed with the Securities and Exchange
         Commission on the date hereof).

99.1 News Release of Schlotzsky's, Inc. dated December 18, 1998 (filed herewith).





                                        2

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  December 18, 1998        SCHLOTZSKY'S, INC.


                                       By: /s/ John C. Wooley
                                       ---------------------------------------
                                               John C. Wooley
                                               Chairman of the Board and Chief
                                               Executive Officer







                                        3

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                                INDEX TO EXHIBITS

EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------
3.1      Amended and Restated Bylaws (filed herewith).

4.1      Rights Agreement by and between Schlotzsky's, Inc. and Harris Trust and
         Savings Bank dated December 18, 1998 (incorporated by reference from the Company's Form 8-A filed with the Securities and Exchange
         Commission on the date hereof).

99.1     News Release issued by Schlotzsky's, Inc. dated December 18, 1998
         (filed herewith).